the STRENGTH of WORKING TOGETHER SM First Quarter 2008 Earnings Conference Call Monday, May 5, 2008 Exhibit 99.2

First Quarter Earnings Review
May 5, 2008
• Founded in 1941, Crawford is the largest independent global provider of claims management solutions and a fully integrated global provider for the growing multi-national market.
• Crawford is divided into four reporting segments that support the strategic positioning of the company in a changing market place:
– U.S. Property & Casualty
• Serves the U.S. insurance company market
– International Operations
• Serves the global insurance industry and multinational corporations
– Broadspire
• Serves large national accounts, carriers and self-insured entities
– Legal Settlement Administration
• Provides administration for class action settlements and bankruptcy matters
• The Company’s independence, global presence and diversified business lines are key competitive advantages which set Crawford apart from its competitors.

Forward-looking Statements and Segment
Operating Earnings
Forward Looking Statements:
Some of the matters discussed in this presentation include forward-looking statements that involve risks and uncertainties. The Company’s actual results achieved in future quarters may differ materially from results that might be implied by such forward-looking statements. The Company undertakes no obligation to publicly release any revisions to any forward-looking statement made in this presentation to reflect events or circumstances occurring after the date of this presentation, or to reflect the occurrence of unanticipated events.
For a complete discussion regarding factors which could affect the Company’s financial performance, please refer to the Company’s Form 10K for the year ended December 31, 2007 filed with the Securities and Exchange Commission, particularly the information under the headings “Business”, “Risk Factors”,
“Legal Proceedings”, and “Management’s Discussion and Analysis of Financial
Condition and Results of Operations”.
Segment Operating Earnings:
Segment operating earnings represent earnings before net corporate interest expense, amortization of customer-relationship intangible assets, stock option expense, income tax expense, unallocated corporate and shared costs, and gains on asset sales.

“The Strength of Working Together”
“The Strength of Working Together” is unifying the
Company around consistent goals:
Adaptive leadership team responding to economic conditions
Increasing emphasis on sources of additional revenue growth
– Cross selling Crawford services into the existing client base
– Identifying new large client opportunities
– Mid-market competition as economy weighs on “Mom & Pops”
Driving technology forward
– Point of competitive strength
– Firm delivery dates and increased support
Crawford continues to restore and improve its reputation
– Quality improving at the branch level
– Investing in training
Being a target-driven organization
– Achieving financial goals

First Quarter 2008 Overview
• Strong performance in a difficult operating
environment
Revenue growth of 4.9% supported by cost reduction
initiatives
Net Income up 174%
• Strong revenue growth internationally offset declines
in U.S. businesses
International growth (before currency effects) of 15.8%
Revenue declines at U.S. P&C, Broadspire, and L.S.A.
• Solid earnings per share performance at $0.18
Double-digit operating earnings in U.S. P&C and L.S.A.
All four segments reported positive operating earnings and
margin improvement
SG&A costs reduced by 8.1%
• Planned for difficult U.S. economy
Continued growth trends internationally
Ongoing emphasis on growing existing client base through
cross selling
Focus on cost control
US claims value holding steady
0
20
40
60
80
100
120
1Q 2008 1Q 2007
Revenue
$ in millions
0
2
4
6
8
10
1Q 2008 1Q 2007
Net Income
$ in millions
$255.5
$243.6
$9.1
$3.3

First Quarter 2008 Highlights
•
Broadspire
Revenue decline of 5.0%
Positive operating earnings of $1.7 million in
2008
Claims frequency down 5.7% in worker’s
compensation
Increased cross selling, new RFP activity,
Expanding BPO operations
•
U.S. Property & Casualty
Revenue decline of 2.9%
Operating margin of 12.0% in 2008 from 6.6%
in 2007
Operating earnings up 76%
Property claims up 2.2%
Strong margin growth in tough environment
66
68
70
72
74
76
1Q 2008 1Q 2007
Broadspire Claims
Claims referred in 000s
69.1
75.4
85
90
95
100
105
110
1Q 2008 1Q 2007
USP&C Claims
Claims referred in 000s
93.9
106.3

First Quarter 2008 Highlights
•
Legal Settlement Administration
Revenue declined 21.4%
Operating margin increased to 13.2% in
2008 from 10.9% in 2007
Operating earnings declined 5.3%
Growing backlog of $50.5 million
0
10
20
30
40
50
1Q 2008 1Q 2007
Backlog
Backlog in millions
150
152
154
156
158
160
1Q 2008 1Q 2007
International Claims
Claims referred in 000s
•
International
Strong global revenue growth of 27.1%
Operating margin increased to 8.4% in 2008
from 4.7% in 2007
Operating earnings increased 127%
Strength in Canada, UK and Asia Pacific
Claims referred increased 3.4%
159.0
153.8
$50.5
$31.1

Updating 2008 Outlook
•
Consolidated revenue before reimbursements between $990
million and $1.02 billion
•
Consolidated operating earnings between $56.0 million and
$61.6 million
•
After reflecting stock-based compensation expense, net
corporate interest expense, amortization of customer-
relationship intangible assets and income taxes, consolidated net income on a GAAP basis between $20.2 million and $23.3
million
•
Earnings per share of $.40 to $.46
•
Continue to focus on cost reduction
•
Continue to improve operational quality
•
Strong global growth should offset U.S. declines
•
Emphasis on expanded sales and marketing activities

the STRENGTH of WORKING TOGETHER SM First Quarter 2008 Financial Review

First Quarter 2008 Financials
Quarter Ended March 31 2008
2007 % Change
Revenues:
Revenues Before Reimbursements
$255,512
$243,608 5%
Reimbursements 19,161 19,416 -1%
Total Revenues
274,673
263,024 4%
Costs and Expenses:
Cost of Services Before Reimbursements
186,743
182,707 2%
Reimbursements
19,161
19,416 -1%
Total Cost of Services 205,904 202,123 2%
Selling, General, and Administrative
50,641
55,109 -8%
Corporate Interest Expense, Net 4,416 4,368 1%
Total Costs and Expenses
260,961
261,600 0%
Gain on Disposal of Subrogation Business
-
3,978 nm
Income Before Income Taxes
13,712
5,402 154%
Income Taxes
4,644
2,095 122%
Net Income
$9,068
$3,307 174%
Earnings Per Share - After Gain on Disposal $0.18 $0.07 173%
Earnings Per Share - Before Gain on Disposal
$0.18
$0.02 800%
nm = not meaningful
CRAWFORD  &  COMPANY
CONDENSED CONSOLIDATED STATEMENTS  OF  INCOME
(In Thousands, Except Per Share Amounts)
Unaudited

0
10
20
30
40
50
60
1Q 2008 1Q 2007
Revenue
0
1
2
3
4
5
6
1Q 2008 1Q 2007
Operating Earnings
$ in millions
$ in millions
First Quarter 2008 Financials
$51.0
$49.5
$3.4
$5.9
Improved margins through strong cost management
Catastrophe revenue flat from 2007 to 2008
Reduction in claim referrals due to major client decision
to insource high volume, low margin vehicle claims.
U.S. Property & Casualty Summary Results
For the quarter ended March 31, 2008 and 2007
in Thousands Except Percentages
Unaudited
2008 2007 % Change
Revenues 49,510 $   50,996 $   -2.9%
Total Operating Expenses 43,561 47,620 -8.5%
Operating Earnings 5,949 $     3,376 $     76.2%
Operating Margin 12.0% 6.6% 5.4%

0
20
40
60
80
100
120
1Q 2008 1Q 2007
Revenue
0
2
4
6
8
10
1Q 2008 1Q 2007
Operating Earnings
$ in millions
$ in millions
First Quarter 2008 Financials
$106.7
$83.9
$9.0
$4.0
Revenue increased 15.8% on a constant dollar basis
Significant new client wins in Canada
International Summary Results
For the quarter ended March 31, 2008 and 2007
in Thousands Except Percentages
Unaudited
2008
2007 % Change
Revenues 106,710 $ 83,940 $  27.1%
Total Operating Expenses 97,723 79,976 22.2%
Operating Earnings 8,987 $    3,964 $    126.7%
Operating Margin 8.4% 4.7% 3.7%

0
20
40
60
80
100
1Q 2008 1Q 2007
Revenue
-0.8
-0.6
-0.4
-0.2
0
0.2
0.4
0.6
0.8
1
1Q 2008 1Q 2007
Operating Earnings
$ in millions
$ in millions
First Quarter 2008 Financials
$80.3
$84.5
($0.7)
$1.7
Improved margin through strong cost management
Strong client retention
Broadspire Summary Results
For the quarter ended March 31, 2008 and 2007
in Thousands Except Percentages
Unaudited
2008 2007 % Change
Revenues 80,313 $    84,520 $    -5.0%
Total Operating Expenses 78,566 85,201 -7.8%
Operating Earnings (Loss) 1,747 $      (681) $       356.5%
Operating Margin
2.2%
-0.8% 3.0%

0
5
10
15
20
25
1Q 2008 1Q 2007
Revenue
0
0.5
1
1.5
2
2.5
3
1Q 2008 1Q 2007
Operating Earnings
$ in millions
$ in millions
First Quarter 2008 Financials
$19.0
$24.2
$2.6
$2.5
Improved margins through strong cost management
Backlog of over $50 million
Legal Settlement Administration Summary Results
For the quarter ended March 31, 2008 and 2007
in Thousands Except Percentages
Unaudited
2008
2007 % Change
Revenues 18,979 $   24,152 $   -21.4%
Total Operating Expenses
16,482
21,516 -23.4%
Operating Earnings
2,497 $
2,636 $     -5.3%
Operating Margin
13.2%
10.9% 2.3%

First Quarter 2008 Financials
Crawford & Company
Consolidated Balance Sheet Highlights
As of March 31, 2008 and December 31, 2007
(in thousands)
Unaudited
    March 31,     December 31,
                2008                 2007* Change
Cash and cash equivalents $42,841 $50,855 ($8,014)
Accounts receivable, net 191,078 178,528 12,550
Work in process 130,007 136,652 (6,645)
     Total receivables 321,085 315,180
5,905
Deferred revenues, net                    108,538 109,603 (1,065)
Pension liabilities 74,362 76,977
(2,615)
Current portion of long-term debt, capital leases
and short-term borrowings 37,328 31,864 5,464
Long-term debt 182,955 183,449
(494)
     Total debt 220,283 215,313 4,970
Total stockholders' equity 257,861 254,215
3,646
Net debt** 177,442 164,458 12,984
Total debt / capitalization 46% 46%
* Derived from the audited Consolidated Balance Sheet
**Net debt is defined by the Company as long-term debt, capital leases and short-term borrowings, net of cash and cash equivalents.

First Quarter 2008 Financials
Crawford & Company
Free Cash Flow
For the year-to-date period ended March 31, 2008 and 2007
Unaudited
                                        (In Thousands)
    March 31,     March 31,
              2008              2007
Operating Cash Flow (Use) ($4,137) ($32,225)
   Less: Capital Expenditures (2,211) (3,293)
   Less: Capitalized Software (4,384) (2,675)
   Less: Required Debt Payment (525) (525)
Free Cash Flow (Use) ($11,257) ($38,718)

the STRENGTH of WORKING TOGETHER SM